Filed pursuant to Rule 497(e)

File Nos. 002-98772 and 811-04347

GMO TRUST

Supplement dated October 5, 2018 to the
GMO Trust Prospectus, dated June 30, 2018

GMO Risk Premium Fund

Effective October 1, 2018, Grantham, Mayo, Van Otterloo & Co. LLC has agreed to irrevocably reduce GMO Risk Premium Fund’s (the “Fund”) management fee to an annual rate of 0.25% of the Fund’s average daily net assets (a reduction of 0.20%). The table below shows the total annual fund operating expenses after expense reimbursement/waiver for each class of shares of the Fund, in each case reflecting the reduction of the management fee.

	Class III	Class IV	Class V	Class VI
Total annual fund operating expenses after expense reimbursement/waiver	0.40%	0.35%	0.34%	0.31%